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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 15, 1997
                                 Date of Report
                        (Date of earliest event reported)

                          INDUSTRIAL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        1-10790                                           04-2596252
(Commission File Number)                       (IRS Employer Identification No.)

                                One Trefoil Drive
                           Trumbull, Connecticut          06611
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 268-8000
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

       On May 28, 1997, Industrial Technologies, Inc. (the "Company") and Intec Europe, Ltd., the Company's indirect wholly-owned subsidiary ("Intec Europe"), entered into a letter agreement (the "Amendment Letter") modifying that certain Commercial Revolving Loan, Demand Loan and Security Agreement (the "Loan Agreement") with American Commercial Finance Corporation ("ACFC") dated as of November 1, 1996. Pursuant to the Loan Agreement, prior to its modification by the Amendment Letter, the Company and Intec Europe were permitted to borrow against eligible accounts receivable and inventory of the Company and Intec Europe amounts not to exceed $1,500,000. The Amendment Letter modifies the Loan Agreement such that the total principal amount permitted to be outstanding may not exceed $2,000,000. Pursuant to the Loan Agreement as amended by the Amendment Letter, ACFC extended additional credit to the Company in the amount of $500,000 (the "New Term Loan"). In connection with the Amendment Letter, the Company and Intec Europe delivered to ACFC a term promissory note in the principal amount of $500,000 (the "Term Note"). The Term Note bears interest at 6% per annum above the prime rate on a floating basis and is due and payable on February 1, 2004. The Term Note is secured by a first priority security interest in all of the Company's personal property. Simultaneous with the closing of the New Term Loan, the Connecticut Development Authority purchased a 100% participation interest in the New Term Loan.


       On May 15, 1997, the Company announced that it has retained D.H. Blair Investment Banking Corp., New York, to act as the Company's financial advisor and investment banker.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)   Financial Statements of Businesses Acquired.  Not applicable.

       (b)   Pro Forma Financial Information.  Not Applicable.

       (c)   Exhibits.  The following exhibits are filed herewith.

             10.10 Term Promissory Note, dated May 28, 1997.

             10.11 Letter from Industrial Technologies, Inc. and certain other parties to American Commercial Finance Corporation, dated May 28, 1997.

             10.12 Loan Participation Agreement by and between American
                   Commercial Finance Corporation and Connecticut Development Authority, dated May 28, 1997.

             10.13 Letter to Connecticut Development Authority from Industrial
                   Technologies, Inc. and subsidiaries, dated May 28, 1997.

             10.14 Press Release dated May 15, 1997.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 15, 1997                INDUSTRIAL TECHNOLOGIES, INC.
                                              (Registrant)

                                    By: /s/ Joseph Schlig
                                        ---------------------------------------
                                        Joseph Schlig
                                        Vice President, Chief Financial Officer
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                                INDEX TO EXHIBITS


                                                                 Sequentially Numbered
             Description of Exhibits                                   Page Number
             -----------------------                                   -----------
10.10  Term Promissory Note, dated May 28, 1997.

10.11 Letter from Industrial Technologies, Inc. and certain other parties to American Commercial Finance
       Corporation, dated May 28, 1997.

10.12  Loan Participation Agreement by and between
       American Commercial Finance Corporation and
       Connecticut Development Authority,
       dated May 28, 1997.

10.13  Letter to Connecticut Development Authority from
       Industrial Technologies, Inc. and subsidiaries, dated May 28, 1997.

10.14  Press Release dated May 15, 1997.